                                                                              April 1, 2016

STRATEGIC FUNDS, INC.

-DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information

dated September 1, 2015, as revised or amended

September 4, 2015, October 1, 2015, October 6, 2015, November 6, 2015, December 31, 2015, February 1, 2016, March 1, 2016, March 31, 2016 and April 1, 2016.

The following information supplements and supersedes any contrary information contained in the fund's statement of additional information:

Pursuant to the terms of the Sub-Investment Advisory Agreement between The Dreyfus Corporation and Iridian Asset Management LLC ("Iridian"), a subadviser to the fund, Iridian duly provided notice of termination of its services under the Sub-Investment Advisory Agreement, effective on April 30, 2016.